UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 18, 2003
                Date of report (date of earliest event reported)

                              QUADRAMED CORPORATION
               (Exact Name of Registrant as Specified in Charter)



        Delaware                         0-21031                 52-1992861
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
      Incorporation)                                         Identification No.)


              12110 Sunset Hills Road, Suite 600, Reston, VA 20190

                    (Address of Principal Executive Offices)

                                 (703) 709-2300

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former Name or Former address, if Changed Since Last Report)

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                                TABLE OF CONTENTS
                                -----------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 18, 2003, QuadraMed Corporation held an investor conference at The Plaza Hotel in New York, NY. During this conference, information regarding the results of operations and financial condition for past periods, including the completed quarterly period ended September 30, 2003, was discussed. A copy of the transcript and the webcast presentation materials of this conference are attached as Exhibits 99.1 and 99.2, respectively. [To hear a replay of the call, visit http://www.quadramed.com]

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2003

                                        QuadraMed Corporation

                                        /s/ John C. Wright
                                        ----------------------------------
                                        John C. Wright, Executive Vice President
                                        and Corporate Secretary



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                                  EXHIBIT INDEX

Exhibit No.     Description
----------      -----------

99.1            Transcript of QuadraMed Corporation's November 18, 2003 Investor
                Conference

99.2 Investor Day Presentation Materials from QuadraMed Corporation's November 18, 2003 Investor Conference